       THIS DOCUMENT IS A COPY OF THE EXHIBIT FILED ON OCTOBER 24, 1996
             PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.

                               AMENDMENT NO. 6 TO
                              FORBEARANCE AGREEMENT

     THIS AMENDMENT NO. 6 TO FORBEARANCE AGREEMENT ("Amendment No. 6") is made and entered into as of September 9, 1996, by and between Delta Computec, Inc. ("DCI") and Delta Data Net, Inc. ("DDI"), (collectively, the "Borrowers") and National Canada Finance Corp. ("Lender").

                              W I T N E S S E T H:

     WHEREAS,  Lender  and  Borrowers  entered  into  that  certain  Forbearance
Agreement dated March 8, 1996 ( the "Forbearance Agreement"), in which the Lender agreed to forbear from exercising certain rights and remedies under its Loan Documents and under applicable law against the Borrowers and their properties, provided that certain conditions were met as more fully provided in the Forbearance Agreement; and

     WHEREAS, Lender and Borrowers entered into Amendment No.1 to Forbearance Agreement dated May 9, 1996 ( "Amendment No.1"), in which the Lender agreed to forbear from exercising certain rights and remedies under its Loan Documents and under applicable law against the Borrowers and their properties and to extend the term of the Forbearance Period as more fully set forth in the Forbearance Agreement from May 8, 1996 to May 22, 1996, provided that certain conditions were met as more fully provided in the Amendment No.1; and

     WHEREAS, Lender and Borrowers entered into Amendment No.2 to Forbearance Agreement dated May 23, 1996 (" Amendment No.2"), in which the Lender agreed to forbear from exercising certain rights and remedies under its Loan Documents and under applicable law against the Borrowers and their properties and to extend the term of the Forbearance Period as more fully set forth in the Forbearance Agreement from May 22, 1996 to June 14, 1996, provided that certain conditions were met as more fully provided in the Amendment No.2; and

         WHEREAS, Lender and Borrowers entered into Amendment No. 3 to Forbearance Agreement dated June 14, 1996, ("Amendment No. 3"), in which the Lender agreed to forbear from exercising certain rights and remedies under its Loan Documents and under applicable law against the Borrowers and their properties and to extend the term of the Forbearance Period as more fully set forth in the Forbearance Agreement from June 14, 1996 to July 31, 1996, provided that certain conditions were met as more fully provided in the Amendment No. 3; and

         WHEREAS, Lender and Borrowers entered into Amendment No. 4 to Forbearance Agreement dated July 31, 1996, ("Amendment No. 4"), in which the Lender agreed to forbear from exercising certain rights and remedies under its Loan Documents and under applicable law against the Borrowers and their properties and to extend the term of the Forbearance Period as more fully set forth in the Forbearance Agreement from July 31, 1996 to August 15, 1996, provided that certain conditions were met as more fully provided in the Amendment No. 4; and


                                                            Page 63 of 207 Pages

     WHEREAS, Lender and Borrowers entered into Amendment No. 5 to Forbearance Agreement dated August 15, 1996, ("Amendment No. 5"), in which the Lender agreed to forbear from exercising certain rights and remedies under its Loan Documents and under applicable law against the Borrowers and their properties and to extend the term of the Forbearance Period as more fully set forth in the Forbearance Agreement from August 15, 1996 to September 3, 1996, provided that certain conditions were met as more fully provided in the Amendment No. 5; and

     WHEREAS, the Lender has agreed to extend the term of the Forbearance Period as more fully set forth in the Forbearance Agreement from September 3, 1996 to September 30, 1996 provided that the Borrowers comply with all terms and conditions of the Forbearance Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and this Amendment No. 6; and

     WHEREAS, on March 8, 1996, DDI terminated its business operations and closed its business facility located at 900 Huyler Street, Teterboro, New Jersey 07608, which action constituted an Event of Default under the Loan Agreements; and

     WHEREAS, DDI peaceably turned over to Lender on March 11, 1996, the DDI Collateral, except the DDI accounts receivable; which DDI Collateral was sold at public auction sale pursuant to the Uniform Commercial Code on April 9, 1996 (the "Public Auction Sale"); and

     WHEREAS, DCI and DDI remain jointly and severally liable to Lender for any deficiency following the Public Auction Sale of the DDI Collateral in accordance with the Loan Documents and applicable law; and

     WHEREAS, all Loans made by Lender to Borrowers, and all other liabilities and obligations at any time or time owing by Borrowers to Lender, continue to be secured by security interests granted by Borrowers to Lender in all of Borrowers' then existing and thereafter acquired accounts, inventory, equipment, general intangibles, chattel paper, contract rights, instruments and balances, as more full set forth in the Loan Agreements; and

     WHEREAS, the Guarantor by separate Guaranty Agreement, continues to unconditionally guarantee payment to Lender of certain liabilities at any time owing by Borrowers to Lender under the Loan Agreements, or otherwise, as more fully set forth in the Guaranty Agreement; and

     WHEREAS, there exists continuing defaults under the Loan Agreements; and

     WHEREAS, Borrowers desire that Lender continue to forebear from exercising certain remedies available to Lender under the Loan Agreements, the Forbearance Agreement and applicable law;

     WHEREAS, Borrowers and the Guarantor desire that Lender continue, during the Forbearance Period to make Loans to DCI pursuant to the Loan Agreements, as modified hereby;


                                       2
                                                            Page 64 of 207 Pages

     WHEREAS, Lender is willing to continue to forbear, in accordance with the terms of the Forbearance Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and this Amendment No. 6, from exercising remedies available to it as a result of the continuing defaults under the Loan Agreements, and to continue making Loans consistent with Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and this Amendment No. 6 and the Forbearance Agreement, but only on the terms and conditions contained herein;

     WHEREAS, Lender and Borrowers have negotiated a restructuring of the Loans and Loan Documents, which restructuring is to occur no latter than September 30, 1996, unless extended by Lender in writing, the general terms of which are to be set forth in a Term Sheet the provisions of which are currently being negotiated between the parties,, said restructuring to occur only in the sole and absolute discretion of Lender and subject to proper documents satisfactory to Lender in its sole and absolute discretion; and

     WHEREAS, all capitalized terms used in this Amendment No. 6, unless otherwise defined, shall have the meaning ascribed to such terms in the Forbearance Agreement and the Loan Agreements; and

         NOW,   THEREFORE  FOR  TEN  DOLLARS   ($10.00)  in  hand  paid  and  in
consideration of the premises and the mutual covenants herein contained, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.   Definitions:

          "Forbearance Period" shall mean the period commencing on September 3, 1996 and ending at the close of business on September 30, 1996, provided, however, that the foregoing date may be extended to a later date by written agreement of the Lender, in its sole and absolute discretion.

     2.   Acknowledgments   and   Stipulations   by  Borrowers.   The  Borrowers
acknowledge, stipulate and agree that:

          (a) as of the opening of business on September 9, 1996, the Indebtedness is $1,855,000.00 exclusive of interest, costs and attorneys' fees chargeable to Borrowers under the Loan Agreements;

          (b) all of the Indebtedness is absolutely due and owing by Borrowers to Lender without any defense, deduction, offset or counterclaim;

          (c) the following Events of Default have occurred and are continuing under the Loan Agreements;

          (i) The cessation of the business operations by DDI;

                                                            Page 65 of 207 Pages

          (ii)  Borrowers  are not in compliance  with the  following  financial covenants contained in the Credit Agreement as follows: Section 6.17-Tangible Net Worth; Section 6.18 -Debt-to-Tangible Net Worth; Section 6.19-Working Capital Ratio; Section 6.20 - Pre-Tax Income; and Section 6.21-Interest Coverage Ratio.

     (d) the Lender does not waive as to Borrowers any unknown or unenumerated Event of Default which exists under the Loan Agreements;

     (e) each of the Loan Agreements, the Forbearance Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and this Amendment No. 6 executed by Borrowers are legal, valid and binding obligations of Borrowers, enforceable against Borrowers in accordance with their respective terms;

     (f) the security interest granted by Borrowers to Lender in the Collateral is a duly perfected, first priority security interest; and

     (g) Lender shall be permitted in its sole and absolute discretion to apply the proceeds from the DDI Collateral to the Indebtedness.

     3. Agreement to Forebear. Provided that no Termination Event has occurred, Lender agrees that during the Forbearance Period it will not, solely by reason of the existence on this date of the Events of Default referenced in Section 2 of this Amendment No. 6, exercise any default remedy available to Lender under the Loan Agreements to enforce collection from DCI of any of the Indebtedness or to foreclose its security interest in any of the Collateral during the Forbearance Period except with regards to the Collateral owned by DDI. Neither this Amendment No. 6 nor Lender's forbearance hereunder shall be deemed to be a waiver of or a consent to the Events of Default referenced in Section 2 of this Amendment No. 6.

     4. Termination of Forbearance. If any one or more of the Termination Events occur, Lender's agreement to forbear as set forth in Section 3 of this Amendment No. 6 shall, at Lender's election, upon written notice to or demand upon Borrowers (it being agreed by the parties that such notice may be delivered by facsimile with a copy to Borrowers' counsel), terminate and Lender shall thereupon have and may exercise from time to time all of the remedies available to it under the Loan Agreements and applicable law as a consequence of an Event of Default, without further notice, demand or presentment.

     5. Loans. During the Forbearance Period, Borrowers may request, and Lender, in its sole and absolute discretion, may make Loans to DCI in an aggregate amount (when added to all then outstanding Loans, whether made prior to or during the Forbearance Period) not to exceed the Maximum Loan Amount. The Maximum Loan Amount shall mean the lesser of:

(a)  (1)  Eighty  Percent  (80%)  of  DCI's  Eligible   Receivables  on  service
          contracts that are based on a billing schedule of no greater than ninety (90) days;


                                       4
                                                            Page 66 of 207 Pages

     (2) Eighty Percent (80%) of DCI's Eligible Receivables on service contracts which do not exceed $25,000 and that are based on a billing schedule of in excess of ninety (90) days but no greater than one year;

     (3)  Eighty  Percent  (80%)  of  DDI's  Eligible   Receivables  on  service
          contracts that are based on a billing schedule of no greater than ninety (90) days;

     (4) Eighty Percent (80%) of DDI's Eligible Receivables on service contracts which do not exceed $25,000 and that are based on a billing schedule of in excess of ninety (90) days but no greater than one year;

     (5) Fifty Percent (50%) of DCI's Eligible Receivables on service contracts which exceed $25,000 and that are based on a billing schedule of in excess of ninety (90) days but no greater than one hundred eighty
          (180) days;

     (6) Twenty-five Percent (25%) of DCI's Eligible Receivables on service contracts which exceed $25,000 and that are based on a billing schedule of in excess of one hundred eighty (180) days but no greater than one year; and

     (7)  $300,000; less

     (8)  Outstanding Letter of Credit Obligations; or

(b) One Million Eight Hundred Fifty Five Thousand Dollars ($1,855,000), including Letter of Credit Obligations, in the aggregate at any one time outstanding, until such time as the Term Sheet has been agreed upon and duly signed by the Lender, Borrowers and Joseph M. LoBozzo, II then upon the execution of the Term Sheet this amount shall increase to Two Million Two Hundred Thousand Dollars ($2,200,000), including Letter of Credit Obligations, in the aggregate at any one time outstanding.

Notwithstanding the foregoing provision and any other provision contained in the Loan Agreements or any course of dealing or conduct between Lender and Borrowers prior to the date hereof, Lender shall have no obligation to make further Loans to DCI; Lender may make, or refuse to make, Loans to DCI, in its discretion in each instance; and Lender reserves the right to make Loans in excess of the Maximum Loan Amount.

     All Loans made during the Forbearance Period shall be payable on demand, and shall be entitled to all benefits and protections and secured in the same manner and to the same extent as Loans made prior to the date hereof. All Loans made during the Forbearance Period shall bear interest as provided in the Loan Agreements.


     All payments of Receivables must be credited through a lock box arrangement through Lender's offices which shall be held by Lender as collateral for payment and/or performance of Borrowers' Obligations to Lender.

     6. No Further Commitments by Lender. Borrowers further acknowledge and agree that the Lender has no existing commitments, obligations or agreements to make Loans or to make other loans, to issue letters of credit, or to extend other financial accommodations to Borrowers, except the parties have agreed that during the Forbearance Period they will negotiate in good faith to restructure the debt of DCI to the Lender.

     7. Reaffirmation of Loan Agreements. The Borrowers reaffirm and agree that all of the Loan Agreements are fully enforceable and in full force and effect and have not been waived or

                                       5
                                                            Page 67 of 207 Pages
modified in any manner except as expressly set forth in the Forbearance Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and this Amendment No. 6, and that the Loan Agreements, as modified by this Amendment No. 6, are fully enforceable and in full force and effect on the date of this Amendment No. 6.

     8. Application of Payments and Collections. Borrowers hereby waive the right, if any, to direct the manner in which Lender applies any payments or collections to the Indebtedness and agrees that Lender may apply and reapply all such payments to the Indebtedness as Lender in its sole and absolute discretion elects from time to time.

     9. Representations and Warranties of Borrowers. Borrowers represent and warrant that (a) no Event of Default exists under the Loan Agreements, except for Events of Default identified in Section 2 of this Amendment No. 6 that are in existence on the date hereof; (b) subject to the existence of the Events of Default specified in Section 2 of this Amendment No. 6, the representations and warranties of Borrowers contained in the Loan Agreements were true and correct in all material respects on the date hereof; (c) the execution, delivery and performance by Borrowers of this Amendment No. 6 and the consummation of the transactions contemplated hereby are within the power of Borrowers and have been duly authorized by all necessary corporate action on the part of the Borrowers, do not require any approval or consent, or filing with, any governmental agency or authority or any person, do not violate any provisions of any law, rule or regulation or any provision of any order, writ, judgment, injunction, decree, determination or award presently in effect in which Borrowers are named or any provision of the charter documents of Borrowers and do not result in a breach of or constitute a default under any agreement or instrument to which Borrowers are a party or by which they or any of their properties are bound; (d) this Amendment No. 6 constitutes the legal, valid and binding obligation of Borrowers, enforceable against Borrowers in accordance with its terms; (e) the Borrowers are entering into this Amendment No. 6 freely and voluntarily with the advice of legal counsel of their own choosing; (f) the Borrowers have freely and voluntarily agreed to the releases, waivers and undertakings set forth in this

Amendment No. 6; (g) the Public Auction Sale and all efforts taken by the Lender, its agents, employees and attorneys to notice, conduct and conclude the Public Auction Sale were proper by the Lender, its agents, employees and attorneys and were performed in a commercially reasonable manner as provided for in the Uniform Commercial Code and the Borrowers freely and voluntarily release and waive any claims against the Lender, its agents, employees and attorneys for any actions or undertakings in connection with the Public Auction Sale; and (h) irrespective of the fact that the financial projections dated April 12, 1996, for the two (2) years ending October 31, 1997, prepared by the Borrowers, indicate loans in excess of the Maximum Loan Amount are required by the Borrowers, Borrowers acknowledge that the Maximum Loan Amount will not be exceeded.

     10. Covenants of the Borrowers. In addition to each of the covenants set forth in the Loan Agreements, the Borrowers have, or will:

     (a) duly and punctually observe, perform and discharge each and every obligation and covenant on their parts to be performed under this Amendment No. 6;

                                       6
                                                            Page 68 of 207 Pages

     (b) deliver to the Lender, each of which shall be satisfactory in form and substance to Lender:

     (I)  Release and Indemnification Agreement by the Borrowers;

     (ii) A  signed  consent  from  Joseph  M.  Lobozzo,   II  agreeing  to  and
          acknowledging to the delivery and execution of Amendment No. 6 and a Reaffirmation of Subordination;

     (iii) A signed Reaffirmation of Guaranty by SAI/Delta, Inc.;

     (iv) Certified copies (certified by authorized officers of Borrowers) of a corporate resolution taken by Borrowers to authorize the execution, delivery and performance of this Amendment No. 6;

     (v) Certificates of incumbency and specimen signatures with respect to each of the officers of Borrowers who are authorized to execute and deliver this Amendment No. 6 and the Loan Agreements;

     (vi) Certified Consolidated Financial Statements for the Borrowers prepared in accordance with Generally Accepted Accounting Principals for the fiscal year ending October 31, 1995, which shall be delivered to Lender so as to be received no latter than September 30, 1996;

     (c) have executed and delivered this Amendment No. 6;

     (d) Borrowers shall from March 1, 1996, collect at least Eighty Percent (80%) of the projected accounts receivable as set forth on page DDN-6 of the annexed Exhibit "A", all as set forth on page DDN-6, identified in each instance as a page from the Delta Data Net, Inc. Financial Projections for the two years ended October 31, 1997; and

     (e) Borrowers shall have paid all fees and expenses of Lender's counsel incurred in the preparation, negotiation, execution, delivery and administration of this Amendment No. 6.

     11. Termination. In the event the Lender shall terminate this Amendment No. 6, DCI agrees that , at the option of Lender, it shall commence a voluntary liquidation of its entire business. This provision is in addition to any of the other rights and remedies available to the Lender under the Loan Agreements.

     12. Bankruptcy. In the event either of the Borrowers files for bankruptcy relief under 11 U.S.C. Section 101 et seq. or an involuntary petition is filed against either of the Borrowers, then in such event, Borrowers agree that they will consent to granting Lender relief from the automatic stay provided for under 11 U.S.C. Section 362 and Borrowers shall not seek to restrain, enjoin or

                                       7
                                                            Page 69 of 207 Pages
otherwise interfere with Lender's rights pursuant to 11 U.S.C. Section 105 or any other Federal or State statute. Borrowers will consent to any Order or execute any document necessary for Lender to obtain the relief provided for herein.

     13. Relationship of Parties; No Third Party Beneficiaries. Nothing in this Amendment No. 6 shall be construed to alter the existing borrower-creditor relationship between Borrowers and Lender, nor is this Amendment No. 6 intended to change or affect in any way the relationship. This Amendment No. 6 is not intended, nor shall it be construed to create, a partnership or joint venture relationship between or among any of the parties hereto. No person or entity other than a party hereto is intended to be a beneficiary hereof and no person or entity other than a party hereto shall be authorized to rely upon the contents of this Amendment No. 6.

     14. Entire Agreement; Modification of Agreement. This Amendment No. 6, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, the Forbearance Agreement and the other Loan Agreements constitute the entire understanding of the parties with respect to the subject matter hereof and thereof. This Amendment No. 6 may not be modified, altered or amended except by agreement in writing signed by all the parties hereto.

     15. Governing Law. This Amendment No. 6 shall be governed by and construed in accordance with the law of the State of New York.

     16. Non-Waiver of Default. Neither this Amendment No. 6, Lender's forbearance hereunder nor Lender's continued making of Loans to DCI in accordance with this Amendment No. 6 shall be deemed a waiver of or consent to the Events of Default referenced in Section 2 of this Amendment No. 6. Borrowers agree that such Events of Default shall not be deemed to have been waived, released or cured by virtue of such Loans, Lender's agreement to forbear pursuant to the terms of this Amendment No. 6 or the execution of this Amendment

No. 6.

     17. No Novation. This Amendment No. 6 is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and, except as otherwise expressly stated herein, the Loan Agreements (including, without limitation, Borrowers' obligation under the Lockbox Agreement by and among Borrowers and Lender) shall remain in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of any of the Loan Agreements, the parties agree that the terms of each of the Loan Agreements shall be strictly adhered to on and after the date hereof, except as expressly modified by this Amendment No. 6.

     18. Miscellaneous. This Amendment No. 6 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall constitute an original, but all of which taken together shall be one and the same instrument. In enforcing this Amendment No.6, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Notice of Lender's acceptance hereof is hereby waived.

                                       8
                                                            Page 70 of 207 Pages

     19. Release of Claims. TO INDUCE LENDER TO ENTER INTO THIS AMENDMENT NO. 6, BORROWERS HEREBY RELEASE, ACQUIT AND FOREVER DISCHARGE LENDER, AND LENDER'S OFFICERS, DIRECTORS, PROFESSIONALS, AUCTIONEERS, APPRAISERS, ATTORNEYS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTIONS OF ANY KIND (IF ANY THERE BE), WHETHER ABSOLUTE OR CONTINGENT, DUE OR TO BECOME DUE, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, THAT THE BORROWERS NOW HAVE OR EVER HAD AGAINST LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN AGREEMENTS, THE FORBEARANCE AGREEMENT, AMENDMENT NO. 1, AMENDMENT NO. 2, AMENDMENT NO. 3, AMENDMENT NO. 4, AMENDMENT NO. 5 AND THIS AMENDMENT NO. 6, THE PUBLIC AUCTION SALE OR OTHERWISE.

     20. Severability. Wherever possible, each provision of this Amendment No.6 is to be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment No.6 is to be prohibited by or invalid under applicable law, such provision is to be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment No. 6.

     21. Loan Agreements. This Amendment No. 6 shall be entitled to all of the benefits of the Loan Agreements.

     22. Further Representations. The Borrowers hereby represent and warrant that after the date hereof they will have the same principal place of business, DCI will continue to do business in the same location as it was doing prior to the date hereof and will continue to use the names Delta Computec Inc. and Delta Data Net, Inc., unless it gives Lender prior written notice of any such change in the manner provided for under the Loan Agreements.


     23. Notices. The Borrowers hereby acknowledge that all notices, requests and demands in accordance with the Loan Agreements and this Amendment No.6 shall be addressed to Lender as follows:

                           E. Lynn Forgosh, Group V.P.
                          National Canada Finance Corp.
                              125 West 55th Street
                          New York, New York 10019-5366

                              -- with a copy to --

                                       9
                                                            Page 71 of 207 Pages

                           Walter J. Greenhalgh, Esq.
                            Duane, Morris & Heckscher
                                    Suite 500
                              One Riverfront Plaza
                            Newark, New Jersey 07102

     Lender hereby acknowledges that all notices, requests and demands in accordance with the Loan Documents and this Amendment No. 6 shall be addressed to Borrowers as follows:



                                    President
                              Delta Computec, Inc.
                                900 Huyler Street
                           Teterboro, New Jersey 07608
                           Telecopy No. (201) 440-3985

                                       or

                                    President
                              Delta Data Net, Inc.
                                900 Huyler Street
                           Teterboro, New Jersey 07608
                           Telecopy No. (201) 440-3985


                              -- with a copy to --

                              Edwin M. Larkin, Esq.
                          Jaeckle, Fleischmann & Mugel
                           39 State Street, Suite 460
                         Rochester, New York 14614-1310
                           Telecopy No. (716) 262-4133

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be duly executed and delivered on the year and day first written above.


                                                 BORROWERS:

                                                 DELTA COMPUTEC INC.

ATTEST:                                          By: ______________________
                                                 Name: ____________________
                                                 Title: _____________________
By:_______________________
      [CORPORATE SEAL]


                                       10
                                                            Page 72 of 207 Pages

                                                  DELTA DATA NET, INC.

ATTEST:                                           By: ______________________
                                                  Name: ____________________
                                                  Title: _____________________
By:_____________________
      [CORPORATE SEAL]


                       (SIGNATURES CONTINUED ON NEXT PAGE)


                                       11
                                                            Page 73 of 207 Pages

                                                   LENDER:

                                                   NATIONAL CANADA FINANCE CORP.


                                                   By: ________________________
                                                     E. Lynn Forgosh, Group V.P.

ATTEST:

By:_________________________
      [CORPORATE SEAL]

                                       12
                                                            Page 74 of 207 Pages